FOREIGN CURRENCY TRANSLATION (Details) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
Foreign currency translation on:
Property, plant and equipment, at fair value	$ 2,640	$ (1,490)	$ (1,527)
Goodwill	149	(126)	(121)
Borrowings	(713)	545	479
Deferred income tax liabilities and assets	(670)	454	329
Other assets and liabilities	(132)	59	11
Foreign currency translation, net	$ 1,274	$ (558)	$ (829)